CHECKPOINT SYSTEMS, INC.
                              CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                     (dollar amounts in thousands, except
                                              per share data)



                                                                                                        YTD
                                                       Quarter (13 weeks) Ended                      (39 Weeks)
                                        --------------------------------------------------------  ----------------
                                                   March 27,         June 26,     September 25,     September 25,
                                                        2005             2005              2005              2005
------------------------------------------------------------------------------------------------  ----------------

Net revenues                                        $156,388         $185,635          $185,555          $527,578
Cost of revenues                                      88,263          103,621           105,529           297,413
------------------------------------------------------------------------------------------------  ----------------
Gross profit                                          68,125           82,014            80,026           230,165

Selling, general, and administrative
  expenses                                            60,786           60,086            55,811           176,683
Research and development                               4,779            4,723             4,450            13,952
Restructuring expense                                     --            6,274             3,498             9,772
Litigation settlement                                     --               --                --                --
------------------------------------------------------------------------------------------------  ----------------
Operating income                                       2,560           10,931            16,267            29,758

Interest income                                          586              483               582             1,651
Interest expense                                         973              908               717             2,598
Other gain (loss), net                                   178             (47)                67               198
------------------------------------------------------------------------------------------------  ----------------
Earnings from continuing operations                    2,351           10,459            16,199            29,009
  before income taxes and minority
  interest

Income taxes                                             539            2,895             3,260             6,694
Minority interest                                         23               26                39                88
------------------------------------------------------------------------------------------------  ----------------
Net earnings from continuing operations                1,789            7,538            12,900            22,227

Earnings from discontinued
  operations, net of tax                               2,042            1,963             1,320             5,325
------------------------------------------------------------------------------------------------  ----------------
Net Earnings                                          $3,831           $9,501           $14,220           $27,552
------------------------------------------------------------------------------------------------  ----------------

Basic Earnings per Share:
Net earnings from continuing operations                 $.05             $.20              $.34              $.58
Earnings from discontinued
  operations, net of tax                                 .05              .05               .03               .14
------------------------------------------------------------------------------------------------  ----------------
Basic earnings per share                                $.10             $.25              $.37              $.72
------------------------------------------------------------------------------------------------  ----------------

Diluted Earnings per Share:
Net earnings from continuing operations                 $.05             $.20              $.33              $.57
Earnings from discontinued
  operations, net of tax                                 .05              .05               .03               .14
------------------------------------------------------------------------------------------------  ----------------
Diluted earnings per share                              $.10             $.25              $.36              $.71
------------------------------------------------------------------------------------------------  ----------------

                                          CHECKPOINT SYSTEMS, INC.
                              CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                    (dollar amounts in thousands, except
                                              per share data)



                                                                                                         YTD
                                                       Quarter (13 weeks) Ended                       (52 Weeks)
                                      ------------------------------------------------------------ -----------------
                                             March 28,     June 27,   September 26,   December 26,      December 26,
                                                 2004         2004            2004           2004              2004
-------------------------------------------------------------------------------------------------- -----------------
Net revenues                                 $151,037     $163,487        $167,994       $189,040          $671,558
Cost of revenues                               83,092       87,257          90,077        101,215           361,641
-------------------------------------------------------------------------------------------------- -----------------
Gross profit                                   67,945       76,230          77,917         87,825           309,917

Selling, general, and
  administrative expenses                      56,402       58,202          56,954         65,550           237,108
Research and development                        5,544        7,493           6,416          9,072            28,525
Asset impairments                                  --           --              --          1,968             1,968
Restructuring expense                              --           --              --         (3,016)           (3,016)
Litigation settlement                              --       19,950              --             --            19,950
-------------------------------------------------------------------------------------------------- -----------------
Operating income (loss)                         5,999       (9,415)         14,547         14,251            25,382

Interest income                                   453          332             395            387             1,567
Interest expense                                2,180        1,473           1,914          1,413             6,980
Other gain (loss), net                             56        ( 169)            (50)           382               219
-------------------------------------------------------------------------------------------------- -----------------
Earnings (loss) from continuing                 4,328      (10,725)         12,978         13,607            20,188
  operations before income taxes and
  minority  interest

Income taxes                                    1,120      (2,262)           4,164            258             3,280
Minority interest                                   9           24              52              5                90
-------------------------------------------------------------------------------------------------- -----------------
Net earnings (loss) from continuing             3,199      (8,487)           8,762         13,344            16,818
  operations

Earnings from discontinued
  operations, net of tax                        2,230        2,045           1,355        (42,640)          (37,010)
-------------------------------------------------------------------------------------------------- -----------------
Net earnings (loss)                            $5,429      $(6,442)        $10,117       $(29,296)         $(20,192)
-------------------------------------------------------------------------------------------------- -----------------

Basic Earnings per Share:
Net earnings (loss) from continuing
  operations                                     $.09        $(.22)           $.23           $.35              $.46
Earnings from discontinued
  operations, net of tax                          .07          .05             .04          (1.13)            (1.01)
-------------------------------------------------------------------------------------------------- -----------------
Basic earnings (loss) per share                  $.16       $(.17)            $.27          $(.78)            $(.55)
-------------------------------------------------------------------------------------------------- -----------------

Diluted Earnings per Share:
Net earnings (loss) from continuing
  operations                                     $.09       $(.22)            $.23           $.34              $.45
Earnings from discontinued
  operations, net of tax                          .06         .05              .03          (1.08)             (.99)
-------------------------------------------------------------------------------------------------- -----------------
Diluted earnings (loss) per share                $.15       $(.17)            $.26          $(.74)            $(.54)
-------------------------------------------------------------------------------------------------- -----------------

                                             BUSINESS SEGMENTS
                                                 (unaudited)
                                       (dollar amounts in thousands)



                                                                                                        YTD
                                                       Quarter (13 weeks) Ended                      (39 Weeks)
                                    ------------------------------------------------------------ ---------------
                                               March 27,         June 26,       September 25,        September 25,
                                                    2005             2005                2005                2005
------------------------------------------------------------------------------------------------  ----------------
Business segment net revenue:
   Security                                     $117,434         $141,499            $146,991            $405,924
   Labeling Services                              15,775           21,112              18,128              55,015
   Retail Merchandising                           23,179           23,024              20,436              66,639
------------------------------------------------------------------------------------------------  ----------------
Total Revenues                                   156,388          185,635             185,555             527,578
------------------------------------------------------------------------------------------------  ----------------
Business segment gross profit:
   Security                                       50,650           62,817              64,486             177,953
   Labeling Services                               5,847            6,798               4,942              17,587
   Retail Merchandising                           11,628           12,399              10,598              34,625

------------------------------------------------------------------------------------------------  ----------------
Total gross profit                               $68,125          $82,014             $80,026            $230,165
------------------------------------------------------------------------------------------------  ----------------




                                                                                                        YTD
                                                       Quarter (13 weeks) Ended                      (52 Weeks)
                                    -------------------------------------------------------------- ---------------
                                          March 28,       June 27,   September 26,   December 26,     December 26,
                                               2004           2004            2004           2004             2004
-------------------------------------------------------------------------------------------------- ---------------
Business segment net revenue:
   Security                                $112,529       $120,666        $131,858       $144,261        $509,314
   Labeling Services                         14,206         18,546          14,703         18,393          65,848
   Retail Merchandising                      24,302         24,275          21,433         26,386          96,396
-------------------------------------------------------------------------------------------------- ---------------
Total Revenues                              151,037        163,487         167,994        189,040         671,558
-------------------------------------------------------------------------------------------------- ---------------
Business segment gross profit:
   Security                                  50,526         57,284          61,282         66,557         235,649
   Labeling Services                          4,620          6,392           4,975          6,608          22,595
   Retail Merchandising                      12,799         12,554          11,660         14,660          51,673
-------------------------------------------------------------------------------------------------- ---------------
Total gross profit                          $67,945        $76,230         $77,917        $87,825        $309,917
-------------------------------------------------------------------------------------------------- ---------------

